SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 20, 2006 (November 4, 2005)
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (561) 893-0101

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Business Acquired
     Item 9.01(a) of the Form 8-K is hereby amended and restated in its entirety as follows:
     The financial statements of Correctional Services Corporation (“CSC”) required to be filed pursuant to this Item 9.01(a) are included as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.
     (b) Pro Forma Financial Information
     Item 9.01(b) of the Form 8-K is hereby amended and restated in its entirety as follows:
     The unaudited pro forma financial statements of The GEO Group, Inc. required to be filed pursuant to this Item 9.01(b) are included as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.
     (d) Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP

99.1	Financial Statements of Businesses Acquired and Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 20, 2006

The GEO Group, Inc.
/s/ John G. O’Rourke
Name:	John G. O’Rourke
Title:	Senior Vice President and Chief Financial Officer

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